Exhibit 99.1

ALBERTON ACQUISITION CORPORATION

INDEX TO BALANCE SHEET

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Balance Sheet	F-3
Notes to Balance Sheet	F-4 – F-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders

of Alberton Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Alberton Acquisition Corp. (the “Company”) as of October 26, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of October 26, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2018.

New York, New York

November 1, 2018

ALBERTON ACQUISITION CORPORATION

BALANCE SHEET

October 26, 2018

Assets
Current asset - cash	$10,068
Current assets - cash held in escrow	772,836
Total Current asset	782,904

Cash held in Trust Account	100,000,000
Total assets	$100,782,904

Liabilities and Shareholders’ Equity
Offering cost payable	$54,986
Advance from Sponsor	71,000
Promissory note - related party	300,000
Total current liabilities	425,986

Commitments
Ordinary shares subject to possible redemption, 9,535,691 shares at redemption value	95,356,910

Shareholders’ Equity:
Preferred shares, no par value; 100,000,000 shares authorized, none issued and outstanding	—
Ordinary shares, no par value; 300,000,000 shares authorized; 3,264,309 shares issued and outstanding at October 26, 2018 (excluding 9,535,691 shares subject to possible redemption)	19,550
Additional paid-in capital	5,038,397
Accumulated deficit	(57,939)
Total shareholders’ equity	5,000,008

Total Liabilities and Shareholders’ Equity	$100,782,904

The accompanying notes are an integral part of the balance sheet.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 1 – Organization and Business Operations

Organization and General

Alberton Acquisition Corporation (the “Company”) is a newly incorporated blank check company incorporated on February 16, 2018, under the laws of British Virgin Islands for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

As of October 26, 2018, the Company had not yet commenced any operations. All activity through October 26, 2018 relates to the Company’s formation and the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

Financing

The registration statements for the Company’s initial public offering (“Initial Public Offering”) were declared effective on October 23, 2018. On October 26, 2018, the Company consummated the Initial Public Offering of 10,000,000 units (“Units” or “Public Units” and, with respect to the ordinary shares included in the Public Units being offered, the “Public Shares”), generating gross proceeds of $100,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 units (the “Private Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor (the “Sponsor”), generating gross proceeds of $3,000,000, which is described in Note 5.

Contained in the underwriting agreement for the Public Offering is an overallotment option allowing the underwriters to purchase from the Company up to an additional 1,500,000 Public Units and the sale of an additional 30,000 Private Units at $10.00 per Unit (as described in Note 4 – Initial Public Offering and Note 5 - Private Placement). The Company received a commitment from the Sponsor to purchase additional Private Units in order to maintain the amount of cash in the Trust equal to $10.00 per Public Share (as described in Note 5 - Private Placement). As of October 26, 2018, the underwriter has not exercised the over-allotment option yet.

Trust Account

Following the closing of the Initial Public Offering on October 26, 2018, an amount of $100,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Public Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The funds in the Trust Account can be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below, except that interest earned on the Trust Account can be released to pay the Company’s income or other tax obligations.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 1 – Organization and Business Operations (Continued)

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (net of taxes payable) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their shares included in the Public Units sold in the Initial Public Offering (the “Public Shares”) upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Initial Shareholders (defined in Note 5- Related Party Transactions) have agreed to vote their initial shares and private shares, as well as any public shares acquired in or after this offering, in favor of any proposed business combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

The Company’s sponsor, officers and directors (the “Initial Shareholders”) have agreed (a) to vote their Founder Shares (as defined in Note 5) in favor of a Business Combination, (b) not to propose, or vote in favor of, prior to and unrelated to an initial business combination, an amendment to the Company’s Memorandum and Articles of Association that would affect the substance or timing of our redemption obligation to redeem all public shares if the Company cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of the Proposed Offering, unless the Company provides public shareholders an opportunity to redeem their public shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) and (d) that the Founder Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 1 – Organization and Business Operations (Continued)

Initial Business Combination (Continued)

We will have until 12 months (or 15 or 18 months, as applicable) from the closing of this offering to consummate an initial business combination. If we are unable to consummate an initial business combination within such time period, we will redeem 100% of our outstanding public shares for a pro rata portion of the funds held in the trust account, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account (net of taxes payable), divided by the number of then outstanding public shares, subject to applicable law and as further described herein, and then seek to liquidate and dissolve. We expect the pro rata redemption price to be $10.00 per ordinary share (regardless of whether the underwriters exercise their over-allotment option), without taking into account any interest earned on such funds. However, we cannot assure you that we will in fact be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders.

The Initial Shareholders have agreed to waive their redemption rights with respect to the Founder Shares and the shares underlying the Private Units (i) in connection with the consummation of a Business Combination and (ii) if the Company fails to consummate a Business Combination within the Combination Period. However, if the Company’s Initial Shareholders should acquire Public Shares in or after the Proposed Offering, they will be entitled to redemption rights with respect to such Public Shares if the Company fails to consummate a Business Combination within the Combination Period. But the Initial Shareholders have agreed to waive their redemption rights with respect to the acquired Public Shares in connection with the consummation of a Business Combination. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Proposed Offering price per Unit (initially approximately $10.00).

Liquidation

The holders of the initial shares will not participate in any liquidation distribution with respect to such securities. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Initial Public Offering. In order to protect the amounts held in the Trust Account, an affiliate of the sponsor will contractually agree, pursuant to a written agreement to the Company, that if the Company liquidates the Trust Account prior to the consummation of a business combination, it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the affiliate of the sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the affiliate of the sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 1 – Organization and Business Operations (Continued)

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Note 2 – Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of October 26, 2018.

Cash Held in Trust Account

At October 26, 2018, the assets held in the Trust Account were held in cash.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at October 26, 2018, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 2 – Significant Accounting Policies (Continued)

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Initial Public Offering. Accordingly, on October 26, 2018, offering costs totaling $ 2,604,793 have been charged to stockholders’ equity (consisting of $2,000,000 in underwriters’ fees, plus $604,793 of other cash expenses, and a non-cash charge of $1,603,060 to record the fair value of the UPO (as described in Note 7 - Commitments & Contingencies).

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Warrants and Rights

Since the Company is not required to net cash settle the Warrants and Rights and the Warrants and Rights are exercisable upon the consummation of an initial Business Combination, management determined that the Warrants and Rights will be classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale will be allocated to Public Shares, Warrants, and Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares, Warrants, and Rights will be based on the closing price paid by investors.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 2 – Significant Accounting Policies (Continued)

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of October 26, 2018 and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign taxing authorities in income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The provision for income taxes was deemed to be immaterial for the period ended October 26, 2018.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 – Cash Held in Escrow

As of October 26, 2018, $772,836 from the proceeds of the public offering was held in escrow and was released to the Company’s operating bank account for working capital purposes at October 26, 2018.

Note 4 – Initial Public Offering

Pursuant to the Initial Public Offering on October 26, 2018, the Company sold 10,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one ordinary share, one redeemable warrant (“Public Warrant”), and one right (“Public Right”). Each whole redeemable warrant entitles the holder to purchase one half of one ordinary share at an exercise price of $11.50 (see Note 8). No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. Every 10 Public Rights will convert automatically into one share ordinary shares upon consummation of a Business Combination (see Note 8).

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 5 – Private Placements

Simultaneously with the Initial Public Offering, the Company’s Sponsor purchased an aggregate of 300,000 Private Units at $10.00 per Unit (for a total purchase price of $3,000,000). The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account.

The Private Units are identical to the units sold in the Initial Public Offering except the Private Units will be non-redeemable. The purchasers of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to the same permitted transferees as the insider shares) until the completion of the Business Combination.

If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 6 – Related Party Transactions

Founder Shares

In September 2018, our initial shareholders have purchased an aggregate of 2,875,000 ordinary shares for an aggregate purchase price of $19,550, or approximately $0.01 per share. The 2,875,000 founders’ shares include an aggregate of up to 375,000 ordinary shares subject to forfeiture to the extent that the over-allotment option is not exercised by the underwriters in full or in part. Our initial shareholders will be required to forfeit only a number of ordinary shares necessary to continue to maintain, in the aggregate, the 20% ownership interest in our ordinary shares after giving effect to the offering and exercise, if any, of the underwriters’ over-allotment option (excluding the sale of the Private Units). The founders’ shares are identical to the ordinary shares included in the units being sold in this offering. However, the initial shareholders have agreed (A) to vote any shares owned by them in favor of any proposed business combination, (B) not to convert any shares in connection with a shareholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to consummation of an initial business combination, or sell any shares to us in a tender offer in connection with a proposed initial business combination and (C) that the founders’ shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated.

Additionally, subject to certain limited exceptions, the Initial Shareholders have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, and with respect to the remaining 50% of the Founder Shares, upon six months after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note – Related Party

The Company’s sponsor has loaned the Company $300,000, a portion of which is to be used for the payment of costs associated with the Proposed Offering. The loan is non-interest bearing, unsecured and due at the closing of a Business Combination.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 6 – Related Party Transactions (Continued)

Related Party Advances

On October 19, 2018, the Company’s sponsor advanced the Company an additional $71,000, for costs associated with the Initial Public Offering. Such advances were non-interest bearing. These advances will be repaid upon the closing of the Proposed Offering.

Administrative Service Fee

The Company has agreed, commencing on August 1, 2018, to pay an affiliate of the Sponsor, a monthly fee of an aggregate of $1,000 for general and administrative services including office space, utilities and secretarial support. This arrangement will terminate upon completion of a Business Combination or a distribution of the trust account to the public shareholders.

Note 7 – Commitments & Contingencies

Registration Rights

The holders of the Founder Shares, Private Units (and underlying securities) and Working Capital Units will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of a majority-in-interest of these securities are entitled to make up to two demands that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The Company will grant the underwriters a 45-day option to purchase up to 1,500,000 additional Units to cover the over-allotment at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriters will be entitled to an underwriting discount of 2%, payable in cash at the closing of the Initial Public Offering. We also agree to pay the underwriters a deferred underwriting discounts and commissions equal to 3.5% of the gross proceeds of this offering. Upon completion of our initial business combination, up to $3,500,000, which constitutes the underwriters’ deferred commissions (or up to $4,025,000 if the underwriters’ over-allotment option is exercised in full) will be paid to the underwriters from the funds held in the trust account. No discounts or commissions will be paid with respect to the purchase of the private units.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 7 – Commitments & Contingencies (Continued)

Unit Purchase Option

On October 26, 2018, the Company sold the underwriter (and/or its designees), for $100, an option to purchase up to 500,000 Units exercisable at $11.50 per Unit (or an aggregate exercise price of $5,750,000) commencing on the consummation of a Business Combination. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement relating to the Company’s Initial Public Offering (the “Effective Date”). The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering, with 500,000 ordinary shares, warrants to purchase 250,000 shares and rights to receive 50,000 ordinary shares that may be issued upon exercise of the option.

The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated the fair value of this unit purchase option to be approximately $1,603,060 (or $3.206 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 38%, (2) risk-free interest rate of 2.29% (the interest rate on a three-month US Treasury Bill on October 26, 2018) and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the common stock underlying such units, the rights included in such units, the common stock that is issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the Effective Date except to any underwriters and selected dealer participating in the offering and their bona fide officers or partners. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement of which the prospectus forms a part with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering such securities, other than underwriting commissions which will be paid for by the holders themselves. Additionally, the representative of the underwriters has agreed that it will not be permitted to exercise any warrants underlying the purchase option after the fifth anniversary of the effective date of the registration statement of which the prospectus forms a part.

Note 8 – Shareholder’s Equity

Preferred Shares - The Company is authorized to issue 100,000,000 shares of no par value preferred shares, with such designation, rights and preferences as may be determined from time to time by our board of directors. No preference shares are being issued or registered in this offering. At October 26, 2018, there are no preferred shares designated, issued or outstanding.

Ordinary Shares - The Company is authorized to issue 300,000,000 ordinary shares, no par value. As of October 26, 2018, the Company has issued an aggregate of 3,264,309 ordinary shares, excluding 9,535,691 shares of ordinary shares subject to possible redemption.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 8 – Shareholder’s Equity (Continued)

Warrants - Each warrant entitles the registered holder to purchase one-half (1/2) of one ordinary share at a price of $11.50 per whole ordinary share, subject to adjustment as discussed below, at any time commencing on the later of the completion of an initial business combination or 12 months from the Effective Date. However, no warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within a specified period following the consummation of the Company’s initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the ordinary shares for the 20 trading days ending on the third trading day immediately prior to the date of exercise. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire on the fifth anniversary of the closing of the initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The warrants included in the private units, as well as any warrants included in the private units the Company issues to its initial shareholders, officers, directors or their affiliates in payment of working capital loans made to the Company, will be identical to the warrants underlying the units being offered in the Initial Public Offering except that such warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as they are still held by the initial purchasers or their permitted transferees.

The Company may call the warrants for redemption (excluding the private warrants and any warrants issued to its initial shareholders, officers or directors in payment of working capital loans made to the Company, but including outstanding warrants issued upon exercise of the unit purchase option issued to Chardan Capital Markets LLC), in whole and not in part, at a price of $0.01 per warrant,

●	at any time after the warrants become exercisable,
●	upon not less than 30 days’ prior written notice of redemption to each warrant holder,
●	if, and only if, the reported last sale price of the ordinary shares equals or exceeds $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders; and
●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 8 – Shareholder’s Equity (Continued)

If the Company calls the warrants for redemption as described above, the Company will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 20 trading days ending on the third trading day immediately prior to the date of exercise.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and the Company. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of at least a majority of the then outstanding warrants (including the warrants included in the private units) in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below their respective exercise prices.

Under the terms of the warrant agreement, the Company has agreed to use our best efforts to have declared effective a prospectus relating to the ordinary shares issuable upon exercise of the warrants and keep such prospectus current until the expiration of the warrants. If the Company does not maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants for cash and the Company will not be required to net cash settle or cash settle the warrant exercise.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the ordinary shares outstanding.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Additionally, the representative of the underwriters has agreed that it will not be permitted to exercise any warrants underlying the purchase option to be issued to it and/or its designees upon consummation of this offering after the fifth anniversary of the Effective Date.

ALBERTON ACQUISITION CORPORATION

NOTES TO BALANCE SHEET

Note 8 – Shareholder’s Equity (Continued)

Rights – Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if a holder of such right converted all ordinary shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Proposed Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of a share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within 12 months (or 15 or 18 months, as applicable) of the closing of the Initial Public Offering and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The rights included in the Private Units being sold in the Private Placement will be identical to the rights included in the Units being sold in the Proposed Offering, except that, among others, the rights including the shares issuable upon exchange of such rights, are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of such rights (including underlying securities) is registered under the Securities Act. Please refer to Note 5 Private Placement for more details.